SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549

                                FORM 8-K

                             CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported): November 26, 2002




                          CONCEPTS DIRECT, INC.


      _____________________________________________________________
         (Exact name of registrant as specified in its charter)




      Delaware                  0-20680               52-1781893
_________________________    _______________        ______________
(State or other jurisdiction (Commission File       (IRS Employer
of incorporation)             Number)                Identification
                                                     No.)

2950 Colorful Avenue, Longmont, CO                       80504
_______________________________________                _________
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (303) 682-9171




Item 5. Other Events and Regulation FD Disclosure.

As previously disclosed, the Board of Directors of Concepts Direct, Inc. (the "Company") has formed a Special Committee consisting of Kenneth M. Gassman, Jr. and Virginia B. Bayless to review the Company's long-term prospects and evaluate strategic alternatives. To assist the Special Committee in its duties and upon unanimous approval by the Company's Board of Directors, the Company retained Gruppo, Levey & Co., an investment bank that focuses exclusively on the direct marketing industry, to provide financial advisory and investment banking services to the Company on November 26, 2002.


                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CONCEPTS DIRECT, INC.




Date:  December 3, 2002                 /s/ Zaid H. Haddad
                                        Zaid H. Haddad
                                        Chief Financial Officer